
RumbleOn
COMPANY
PRESENTATION
Marshall Chesrown
Chairman & CEO
October 2018


RumbleOn is changing the way consumers and dealers Buy-Sell-Trade-Finance pre-owned vehicles.
BUY
SELL
TRADE
FINANCE
RumbleOn
RumbleOn

FORWARD-LOOKING STATEMENTS & PROJECTIONS

This presentation includes financial forecasts, projections, and other forward-looking statements regarding RumbleOn, Inc. ("Company"), its business and prospects. This forward-looking information is based on assumptions and expectations which, while considered reasonable by the Company and its management as of the date of this presentation, are subject to risks, uncertainties, and other factors that may cause actual results and performance to materially differ from results or performance expressed or implied by the forward-looking statements, including those risks set forth under the heading "Risk Factors" and elsewhere in our Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on February 27, 2018, and in our other filings with the SEC. The Company assumes no obligation to update the information in this presentation, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements, information and estimates contained herein are based on information that the Company believes to be reliable as of today's date, but the Company cannot assure you that such statements, information or estimates are complete or accurate.

Without limiting the foregoing, the inclusion of the financial projections in this presentation should not be regarded as an indication that the Company considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither the Company's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that the Company's management believes are reasonable, the Company provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved.


NEW MARKET OPPORTUNITIES THROUGH ACQUISITION
RumbleOn

OUTLOOK

For the year of 2018 we expect:

- Revenue of approx. $70 to $85 million, up from $7 million in 2017
- Unit sales in excess of 9,000-11,000, up from 678 units in 2017
- Gross margin per unit in the range of 11% to 13%
- Cash flow break even first half 2019

Q3 Highlights:

- Jan to Sept Cash offer growth from 40 per day to over 700 per day
- Jan to Sept Sales Growth over 7X in 9 months
- 42% Sales Increase over Q2
- RumbleOn Classifieds launch scheduled for Q4 2018 vs Q4 2019
- New Website and App launched
- New Cash offer tool launched enabling up to 100 cash offers per hour up from 30
- Dealer Direct Platform activated

Risks:

- Q4 Holiday impacts
- Dealer Direct not received as planned
- Classifieds is delayed
- Lack of Cash Offer growth

Opportunities:

- Positive effect of seasonality due to weather and liquidity needed for holidays
- Dealer Direct ramps faster than anticipated
- New District Managers ramp dealer sales and purchases
- Potential alignments with multiple affinity partners
- Manufacturer relationships
- Classifieds ramps faster than anticipated

Acquisition of Wholesale Inc and Wholesale Express

- On October 26,2018, RumbleOn entered into definitive agreements to purchase Wholesale, Inc. and Wholesale Express, LLC.
- The purchase price is $23 million consisting of $16.0 million in cash and the remaining balance in shares of RumbleOn Class B common, with the aggregate consideration and number of shares issued subject to adjustment based on the per share stock price of the RumbleOn Class B Common Stock at closing(1)
- Wholesale Inc. has been in business for over 27 years and is one of the largest independent distributors of pre-owned vehicles in the United States and Wholesale Express, LLC is a related logistics company. In 2018, Wholesale Inc. is expected to sell more than 21,000 vehicles and Wholesale Express, LLC will transport more than 70,000 vehicles.
- 2018 Anticipated Revenue ranging from $625 million to $650 million, and anticipated EBITDA ranging from $3.5 million to $5 million, respectively for Wholesale Inc. and Wholesale Express, LLC on a combined basis. Historical five-year compounded growth in unit sales in excess of 15%(2)
- For 2019, we anticipate that a combined RumbleOn and Wholesale will generate:
  - Revenue ranging from $900 million to $1.1 billion;
  - Unit sales will range from 50,000 to 60,000, and
  - EBITDA ranging from $15 million to $18 million
- Wholesale Inc. and Wholesale Express, LLC are headquartered in Nashville, Tennessee.

(1) Based on an agreed maximum assumed value of $6.75 per share
(2) Provided by Wholesale Inc. and Wholesale Express, LLC management

ACQUISITION OF WHOLESALE INC. AND WHOLESALE EXPRESS LLC. STRATEGIC RATIONALE

- With unit sales of more than 20,000 units and inventory of more than 2,000 units Wholesale Inc. provides RumbleOn an immediate and profitable entrance into the 44 MM annual sales automobile market.
- Wholesale Inc. has a well-respected brand and is one of the largest preowned vehicle distributers in the country.
- Wholesale Inc. has an outstanding regional distribution platform that can be replicated to a national footprint.
- RumbleOn will provide online buying and selling from consumers to Wholesale Inc to greatly enhance sales and margin
- RumbleOn will immediately create a distinct barrier to entry by becoming the most diverse supplier of all vehicle types to the overall vehicle marketplace.
- RumbleOn will have a unique and meaningful point of differentiation from all other vehicle distributors by being the only nationwide online provider that allows for the buying, selling, trading, financing and listing of any vehicle across all segments by creating easy liquidity for any vehicle for both consumers and dealers.
- RumbleOn will be the dominant marketplace in online acquisition of vehicles direct from consumers and dealers while continuing its agnostic distribution approach of rapid turns of vehicle supply.
- RumbleOn Classifieds will be the only listing site of its kind with all vehicles available on a single site with unparalleled transparency and consumer services.
- Immediate enhancement of the RumbleOn consumer offering by including Powersports, Cars, Trucks, RVs and Boats through accessing the millions of current visitors already familiar with our powersports programs.
- The massive amount of data for all vehicles and the consumers that own and acquire them will be invaluable to many over time.

Wholesale Inc. | Wholesale Express | POWERED BY RumbleOn

MANAGEMENT TEAM



Steven R. Berrard
Founder, CFO, and Board Member



Marshall Chesrown
Founder, Chairman, and CEO



Denmar Dixon
Board Member

RumbleOn



Kevin Westfall
Board Member



Kartik Kakarala
Board Member



Rick Gray
Owner, Director, and CEO of Gray & Co., INC.

WHY ARE WE DIFFERENT

THE ONLY 100% ONLINE VEHICLE MARKETPLACE

- ✓ Complete Transparency throughout the Transaction.
- ✓ No Dealer Fees. Free Shipping.
  Free 90-Day Rideability & Money Back Guarantee.
- ✓ Free Tools and Resources.
- ✓ Cash offers provide instant liquidity to sellers.
- ✓ Any item with a Vehicle Identification Number (VIN) eligible for a Cash offer.



DISRUPT INEFFICIENT PEER-TO-PEER TRANSACTIONS

- *Unpleasant process*
- *Effort and expense to list across various sites*
- *Timing/scheduling strangers to visit home*
- *Limited pool of local potential buyers*
- *Uncertainty of closing, funding, and title transfer*
- *Difficulty in accessing and securing 3rd party financing*
- *Inability or desire to accept trades*




FOR SALE

KEY INVESTMENT HIGHLIGHTS

DISRUPTIVE STRATEGY & MASSIVE ADDRESSABLE MARKET

- **Penetrating and disrupting** the **multibillion-dollar** powersports vehicle market's largest and most inefficient transaction channel, peer-to-peer.
- **Fragmented competition** with little or no online presence
- **Passionate customers** create brand loyalty
- **Enter Complementary markets** thru acquisition that do not operate in an online environment where we can utilize our platform

COMPELLING ECONOMICS

- **Explosive and sustainable growth** in unit sales and revenue
- **Expanding profit margins** per vehicle
- **Capital- and infrastructure-light** operations
- **Cash offers** provide cost-efficient vehicle acquisition & instant liquidity to sellers
- **Highly scalable** model
- **Cost efficiencies** through partner network
- **Achieving operating leverage** despite investments in growth

PROPRIETARY TECHNOLOGY PLATFORM

- Full functionality available on **iOS, Android and desktop**
- **Integrated software suite** connects our large partner network efficiently
- **Expandable** across adjacent vehicle sectors

HIGHLY EXPERIENCED MANAGEMENT TEAM

- Deep bench of industry veterans with track records of achieving growth at scale

HYPER GROWTH

42,000 vs **6,800**

Cash Offers in 2018 (thru Q2) · *Cash Offers in 2017*

14x Unit Growth

in 2018 vs 2017[1]



Retail Sales Up
129%
Q1 to Q2
Revenue Grew
72%
Q1 to Q2
Cash Offers Grew
140%
Q1 to Q2

[1]Management Outlook

PROPRIETARY TECHNOLOGY PLATFORM

OUR TECHNOLOGY PLATFORM IS CAPABLE OF SUPPORTING RAPID GROWTH

- Robust and functional technology platform
  - ✓ Dealer Direct Marketplace
  - ✓ Mobile Acquisition Suite
  - ✓ Workflow Automation Tool
  - ✓ Market Analytics Recommendation Engine
  - ✓ Certified Inventory
  - ✓ Cash Offers
  - ✓ Financing
  - ✓ Vehicle Valuation
  - ✓ Inventory Management
  - ✓ Proprietary Pricing Engine
  - ✓ One Click Listing Solution
  - ✓ CRM and Prospecting
  - ✓ BDC Solutions
  - ✓ Sales Management
  - ✓ Equity Mining
  - ✓ Excellent Service

- Significant future value in data capture.
  - Wealth of accumulated data will allow RumbleOn to optimize purchasing, customer interaction, marketing, and drive ancillary revenue opportunities.



rumbleon.com
RumbleOn
The RumbleOn Marketplace
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Browse Our Certified Inventory
RumbleOn

COST EFFECTIVE MARKETING OPPORTUNITIES

CUSTOMER ACQUISITION COST IS SIGNIFICANTLY LOWER THAN OTHER VEHICLE PROVIDERS DUE TO LACK OF COMPETITION ONLINE

DIGITAL AND SOCIAL MEDIA MARKETING

- Facebook, Instagram, Twitter, Pinterest, YouTube, and LinkedIn
- Mobile advertising
- Digital radio advertising
- IP and CRM retargeting
- Search engine marketing
- Marketing automation

BRAND BUILDING MARKETING

- Billboard signage in high traffic areas
- Trending motorcycle and dealer print publications
- Public and investor relations
- Video and Content marketing

EVENT MARKETING

- Targeting major industry events and rallies monthly in 2018 with millions of anticipated riders in attendance
- Official Sponsor of the Sturgis Motorcycle Rally 2018



RumbleOn
BUY
SELL
TRADE



Get a cash offer for your ride
In 15 Minutes!
RumbleOn.com

RumbleOn

RumbleOn.com

SIMPLE / SEAMLESS ONLINE BUYING EXPERIENCE

- ✓ No Haggle Pricing
- ✓ Free Shipping
- ✓ 90-Day Rideability Guarantee
- ✓ Money Back Guarantee

FRICTION FREE SELLING EXPERIENCE

- ✓ 100% Online
- ✓ Only Real Liquidity Option
- ✓ Instant Cash Payment
- ✓ Free Pick-up





AGNOSTIC SUPPLY CHAIN + DISTRIBUTION SOLUTION

Multiple sales channels allow us to maximize revenue by selling to the channel where the opportunity based on customer demand, market conditions or inventory availability is the greatest at any given time.



ACQUISITION
90% CONSUMERS
DISTRIBUTION



CONSUMERS
DEALERS
AUCTIONS

ACQUISITION STRATEGY: CASH OFFERS

CASH OFFERS

Most Important Inventory Acquisition Tool & Key Driver of the Business

- Cash offers provide a low-cost vehicle acquisition source while providing liquidity to our customers—both consumers and dealers—and serves as a competitive advantage for RumbleOn.

Stats:

- 29,000 cash offers made in Q2'18, up >140% from 12,000 in Q1'18
- 105% increase in vehicles acquired via cash offers in Q2'18 vs Q1'18
- More than 50,000 cash offers since inception in June of 2017



Q4 2017 - Q2 2018 Cash Offers
By Quarter
30K
25K
20K
15K
10K
5K
0
4,057
12,420
29,430
Q4 - 2017
Q1 - 2018
Q2 - 2018

GROW REVENUE AND VEHICLE UNIT SALES

VEHICLE UNIT SALES

The Most Important Business Metric

- We will continue to rapidly accelerate growth by focusing on our ability to acquire vehicles through cash offers and penetrate and disrupt the industry's largest and highly inefficient sales channel—peer-to-peer or private party transactions.

Key Drivers:

- Surge in requests for cash offers
- Growth of inventory available for sale
- Enhanced digital and social media ad campaigns
- Increased website traffic
- Lower ASPs increasing volume

Unit Sales grew 129% in Q2'18 from Q1'18



Total Unit Sales
By Quarter

Revenue grew 72% in Q2'18 from Q1'18



Total Revenue
By Quarter

DISTRIBUTION STRATEGY: REGIONAL PARTNER NETWORK

CAPITAL LIGHT MODEL THROUGH REGIONAL PARTNERSHIPS

- ✓ Inspection
- ✓ Reconditioning
- ✓ Photography
- ✓ Delivery
- ✓ Distribution



We have established a network of Regional Partner locations. This network will enable us to reduce average days to sale, improve the cost efficiency of vehicle logistics—including inspection, reconditioning and transport, and optimize our pricing algorithms.

OBJECTIVES


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FINANCE
RumbleOn

PRIMARY OBJECTIVES

#1 Grow Revenue and Vehicle Unit Sales
- Focus on our ability to acquire vehicles through cash offers
- Penetrate and disrupt industry's largest and highly inefficient sales channels
- **Continue to make aggressive advancements in technology and marketing**

#2 Increase Total Profit and Margin per Vehicle
- **Expand consumer channel while** achieve market-driven inventory mix
- Optimize sales mix of lower priced, higher margin non-Harley Davidson vehicles
- Leverage network partners
- Maintain low average days to sale
- Grow consumer sales channel **& increase attachment of ancillary products**

#3 Achieve Operating Leverage
- **Continue to maximize the opportunities our capital-light model provides**
- Leverage strategic investments in technology, and brand **building**
- Grow partner network to reduce inspection, reconditioning, and distribution costs
- Minimize headcount by continuing to evaluate and develop technology solutions for process flow

#4 Strengthen Our Capital Structure
- Optimize liquidity position to fund the rapid growth of our business
- Make strategic investments in **technology**, inventory acquisition **and** marketing



UPCOMING RELEASES

DealerDirect

- ✓ Daily Online Dealer Auctions
- ✓ Dealer Partnerships
- ✓ Wholesale Inventory

RumbleOn Classifieds

- ✓ Consumer Only Listings
- ✓ Educate with Data
- ✓ Calculators and Tools


RumbleOn
Classifieds
List Your Vehicle With RumbleOn Classifieds

RUMBLEON INC. & WHOLESALE INC.

Consolidated Statement of Operations

RUMBLEON INC. & WHOLESALE INC. & EXPRESS (WHOLESALE COMBINED)
CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	RUMBLEON INC.	%	WHOLESALE COMBINED	%	2016 TOTAL	%
Revenue:						
Consumer	$ -				-	[illegible]
Dealer	-		[illegible]	[illegible]	[illegible]	[illegible]
Auction	-				-	[illegible]
Wholesale	-				-	[illegible]
Transportation	-		[illegible]	[illegible]	[illegible]	[illegible]
Salvage	-				-	[illegible]
Other Sales and Revenue	-				-	[illegible]
Subscription Fees	-				-	[illegible]
Total Revenue	-		[illegible]	[illegible]	[illegible]	[illegible]
Expenses:						
Cost of Sales	-		[illegible]	[illegible]	[illegible]	[illegible]
Gross Margin	-		[illegible]	[illegible]	[illegible]	[illegible]
Selling, General and Administrative						
Compensation and Related costs			[illegible]	[illegible]	[illegible]	[illegible]
Advertising and Marketing			[illegible]	[illegible]	[illegible]	[illegible]
Professional Fees			[illegible]	[illegible]	[illegible]	[illegible]
Technology Development			-	[illegible]	-	[illegible]
Selling Expenses			[illegible]	[illegible]	[illegible]	[illegible]
General and Administrative	[illegible]		[illegible]	[illegible]	[illegible]	[illegible]
	[illegible]		[illegible]	[illegible]	[illegible]	[illegible]
Depreciation and Amortization	[illegible]		[illegible]	[illegible]	[illegible]	[illegible]
Total expenses	[illegible]		[illegible]	[illegible]	[illegible]	[illegible]
Operating income (loss)			[illegible]	[illegible]	[illegible]	[illegible]
Other Expense (income)			[illegible]	[illegible]	[illegible]	[illegible]
Interest expense-Bridge loan					-	[illegible]
Interest expense	[illegible]		-		[illegible]	[illegible]
Income (loss) before taxes	[illegible]		[illegible]	[illegible]	[illegible]	[illegible]
Income taxes			-			
Net income (loss)	$ [illegible]		$ [illegible]	[illegible]	[illegible]	[illegible]
EBITDA	$ [illegible]		$ [illegible]		$ [illegible]	

FOR THE YEAR ENDED DECEMBER 31, 2017

	RUMBLEON INC.	%	WHOLESALE COMBINED	%	2017 TOTAL	%
Revenue:						
Consumer	$ [illegible]	[illegible]			$ [illegible]	[illegible]
Dealer	[illegible]	[illegible]	$ [illegible]	[illegible]	[illegible]	[illegible]
Auction		[illegible]			-	[illegible]
Wholesale					-	[illegible]
Transportation			[illegible]	[illegible]	[illegible]	[illegible]
Salvage		[illegible]			-	[illegible]
Other Sales and Revenue	[illegible]	[illegible]			[illegible]	[illegible]
Subscription Fees	[illegible]	[illegible]			[illegible]	[illegible]
Total Revenue	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Expenses:						
Cost of Sales	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Gross Margin	[illegible]	[illegible]	$ [illegible]	[illegible]	[illegible]	[illegible]
Selling, General and Administrative						
Compensation and Related costs		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Advertising and Marketing		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Professional Fees		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Technology Development		[illegible]	-	[illegible]	-	[illegible]
Selling Expenses		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
General and Administrative	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Depreciation and Amortization	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Total expenses	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Operating income (loss)	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Other Expense (income)			[illegible]	[illegible]	[illegible]	[illegible]
Interest expense-Bridge loan		[illegible]			-	[illegible]
Interest expense	[illegible]	[illegible]	-		[illegible]	[illegible]
Income (loss) before taxes	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Income taxes						
Net income (loss)	[illegible]	[illegible]	$ [illegible]	[illegible]	[illegible]	[illegible]
EBITDA	$ [illegible]		$ [illegible]		$ [illegible]	

FOR THE SIX MONTHS ENDED JUNE 30, 2018

	RUMBLEON INC.	%	WHOLESALE COMBINED	%	2018 TOTAL	%
Revenue:						
Consumer	[illegible]	[illegible]	$ [illegible]	[illegible]	$ [illegible]	[illegible]
Dealer	[illegible]	[illegible]	-		[illegible]	[illegible]
Auction	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]
Wholesale	-		-	[illegible]	-	[illegible]
Transportation	-		[illegible]	[illegible]	[illegible]	[illegible]
Salvage	[illegible]	[illegible]	-		[illegible]	[illegible]
Other Sales and Revenue	[illegible]	[illegible]	-		[illegible]	[illegible]
Subscription Fees	[illegible]	[illegible]	-		[illegible]	[illegible]
Total Revenue	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Expenses:						
Cost of Sales	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Gross Margin	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Selling, General and Administrative						
Compensation and Related costs	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Advertising and Marketing	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Professional Fees	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Technology Development	[illegible]	[illegible]	-	[illegible]	[illegible]	[illegible]
Selling Expenses	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
General and Administrative	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Depreciation and Amortization	[illegible]	[illegible]	$ [illegible]	[illegible]	[illegible]	[illegible]
Total expenses	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Operating income (loss)	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Other Expense (income)			[illegible]	[illegible]	[illegible]	[illegible]
Interest expense-Bridge loan	-	[illegible]			-	[illegible]
Interest expense	[illegible]	[illegible]		[illegible]	[illegible]	[illegible]
Income (loss) before taxes	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Income taxes						
Net income (loss)	$ [illegible]	[illegible]	$ [illegible]	[illegible]	$ [illegible]	[illegible]
EBITDA	$ [illegible]		$ [illegible]		$ [illegible]	

The unaudited consolidated financial information for RumbleOn, Inc., Wholesale, Inc. and Wholesale Express, LLC is provided for informational purposes and should not be construed to be indicative of RumbleOn's financial position or results of operations had the proposed acquisitions occurred before the periods presented or for any future periods.

RumbleOn INC. & WHOLESALE INC.

CONSOLIDATED BALANCE SHEETS

RUMBLEON INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	AS OF DECEMBER 31, 2018			AS OF DECEMBER 31, 2017			AS OF JUNE 30, 2019		
	RUMBLEON INC.	WHOLESALE COMBINED	TOTAL	RUMBLEON INC.	WHOLESALE COMBINED	TOTAL	RUMBLEON INC.	WHOLESALE COMBINED	2019
Balance Sheet									
Cash	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Accounts receivable		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Inventory		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Prepaid expenses	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Other current assets							[illegible]		[illegible]
Total Current assets	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Property & equipment		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Goodwill				[illegible]			[illegible]		[illegible]
Intangible Assets, net	[illegible]		[illegible]	[illegible]		[illegible]			
Other Assets		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Total Assets	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Current liabilities:									
Accounts payable and accrued liabilities	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Negative cash position		[illegible]	[illegible]		[illegible]	[illegible]		[illegible]	[illegible]
Income tax payable							[illegible]		[illegible]
Accrued interest payable				[illegible]		[illegible]			
Current portion of long-term debt (Floor Plan)		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Total Current liabilities	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Notes payable				[illegible]		[illegible]	[illegible]		[illegible]
Stockholder Loan	[illegible]		[illegible]					[illegible]	[illegible]
Accrued interest payable	[illegible]		[illegible]	[illegible]		[illegible]			
Deferred tax liability	[illegible]		[illegible]						
Notes payable		[illegible]	[illegible]		[illegible]	[illegible]			
Total long-term liabilities	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Common stock	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Shareholder distributions								[illegible]	[illegible]
Additional Paid-in-Capital	[illegible]		[illegible]	[illegible]		[illegible]	[illegible]		[illegible]
Redemption receivable	[illegible]		[illegible]						
Retained earnings (deficit)	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Total shareholders equity	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Total liabilities & stockholders equity	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

The unaudited consolidated financial information for RumbleOn, Inc., Wholesale, Inc. and Wholesale Express, LLC is provided for informational purposes and should not be construed to be indicative of RumbleOn's financial position or results of operations had the proposed acquisitions occurred before the periods presented or for any future periods.


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